The following is a supplement to your Consultant I Variable Annuity prospectus. Please review and retain this supplement with your current prospectus. If you have any questions, call 1-800-865-5237.


                          Lincoln Benefit Life Company
                  Lincoln Benefit Life Variable Annuity Account
                        Supplement, dated August 8, 2005
                                     to the
               Prospectus and Statement of Additional Information
                            dated April 30, 2005 for
                          Consultant I Variable Annuity


This supplement amends the above-referenced prospectus and Statement of Additional Information for the Consultant I variable annuity contracts (the "Contracts") offered by Lincoln Benefit Life Company. Please keep this supplement for future reference together with your prospectus. All capitalized terms have the same meaning as those included in the prospectus.

The prospectus and Statement of Additional Information are amended as follows:

Effective August 1, 2005, the STI Classic Value Income Stock Fund was renamed the STI Classic Large Cap Value Equity Fund. Accordingly, all references in the prospectus and Statement of Additional Information to the STI Classic Value Income Stock Fund are changed to the STI Classic Large Cap Value Equity Fund. We have made a corresponding change to the name of the Sub-Account that invests in this Portfolio.

Effective October 1, 2005, under the heading "The Investment and Fixed Account Options," "Separate Account Investments," "The Portfolios," in the column entitled "Each Portfolio Seeks" of the chart on pages 17-20 of the prospectus, replace the investment goals listed for the STI Classic Large Cap Value Equity Fund (formerly the STI Classic Value Income Stock Fund) with the following:

"Capital appreciation with the secondary goal of current income."